FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):October 1,2000


                           Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-2
                   (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)  (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)




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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments , Inc. Mortgage Pass-Through Certificates, Series 1998-2, on October 1, 2000. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated
March 26, 1998,  between and among Structured  Asset  Mortgage  Investments,
Inc., as Seller,  and The Bank of New York.,  as  Trustee.   Complete
Certificateholder report of the underlying Securities may-be obtain from the trustee, The Bank of New York at 101 Barclay Street,Suite 12E, New York, New York 10286




Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.31) October 1, 2000 - Information on Distribution to
                           Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     Structured Asset Mortgage Investments Inc.
                                                    (Registrant)






Date:  October 15, 2000                 By:    /S/Samuel Molinaro
                                                 Samuel Molinaro
                                                 Treasurer and Secretary




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                    STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.31)         October 1, 2000 - Information on Distribution to
                           Certificate holders






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